UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): August 13, 2002


                            OREGON STEEL MILLS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                       1-9887                 94-0506370
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)            Identification No.)


1000 SW BROADWAY, SUITE 2200, PORTLAND, OREGON                           97205
   (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code: (503) 223-9228



                                    NO CHANGE
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

         99.1     Certification of Joe E. Corvin.
         99.2     Certification of L. Ray Adams.

ITEM 9.  REGULATION FD DISCLOSURE.

         The Certifications of Joe E. Corvin and L. Ray Adams required by
Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibits
99.1 and 99.2, respectively.

                                  EXHIBIT INDEX


EXHIBIT           DESCRIPTION
-------           -----------

99.1              Certification of Joe E. Corvin.
99.2              Certification of L. Ray Adams.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  August 13, 2002.


                                            OREGON STEEL MILLS, INC.



                                            By   /s/ Jeff S. Stewart
                                                 -------------------------------
                                                 Jeff S. Stewart
                                                 Corporate Controller